UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders held on May 11, 2010, the stockholders of United Rentals, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors, approved the adoption of the United Rentals, Inc. 2010 Long Term Incentive Plan (the “Plan”). The Company’s Compensation Committee had previously adopted the Plan, subject to stockholder approval.
A summary of the Plan is included in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders filed with the SEC on March 31, 2010 under the caption “Proposal 2 — Approval of 2010 Long Term Incentive Plan.” Such summary is incorporated by reference into this Item 5.02 and is qualified in its entirety by reference to the full text of the Plan, which was attached to the Proxy Statement as Appendix A and is also incorporated by reference into this Item 5.02.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 11, 2010, the Company held its annual meeting of stockholders at which the stockholders voted upon (i) the election of Jenne K. Britell, José B. Alvarez, Howard L. Clark, Jr., Bobby J. Griffin, Michael J. Kneeland, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, Jason D. Papastavrou, Filippo Passerini, and Keith Wimbush to the Company’s Board of Directors for one-year terms, (ii) the approval of the Plan, and (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.
The stockholders elected all eleven directors, approved the Plan and approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.
The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:
Proposal 1. Election of Directors.

				Broker
Nominee	For	Against	Abstain	Non-votes

Jenne K. Britell, Ph.D.	38,218,222	749,778	53,914	10,155,046
José B. Alvarez	36,482,351	2,448,103	91,460	10,155,046
Howard L. Clark, Jr.	36,073,507	2,881,964	66,443	10,155,046
Bobby J. Griffin	37,577,980	1,376,953	66,982	10,155,046
Michael J. Kneeland	38,201,876	761,137	58,901	10,155,046
Singleton B. McAllister	37,292,204	1,663,217	66,493	10,155,046
Brian D. McAuley	37,690,399	1,265,209	66,307	10,155,046
John S. McKinney	36,332,533	2,626,703	62,678	10,155,046
Jason D. Papastavrou, Ph.D.	37,834,361	1,120,135	67,419	10,155,046
Filippo Passerini	36,375,612	2,575,958	70,344	10,155,046
Keith Wimbush	37,438,927	1,489,863	93,125	10,155,046
The following matters were approved by the votes indicated:
Proposal 2. Approval of the United Rentals, Inc. 2010 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-votes
32,942,950	4,741,634	1,337,329	10,155,046

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

For	Against	Abstain	Broker Non-votes
48,833,434	256,888	86,638	*

*	Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2010.

UNITED RENTALS, INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary